SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 18, 2004

                                   XSUNX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 Colorado                   000-29621                   84-1384159
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 - Unregistered Sales of Equity Securities

        None


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

Dr. Arun Madan has been appointed as Chairman of XsunX's Scientific Advisory Board. Dr. Madan has worked with the Company in its initial phase helping to establish working models and a foundation of research and development on which XsunX recently launched phase two of its development efforts to bring breakthrough photovoltaic technologies to market.

Dr. Arun Madan

Dr. Madan is a Research Professor in the Department of Metallurgical and Materials Engineering at The Colorado School of Mines, President of MVSystems Inc. and an adjunct at The University of Waterloo, Canada. He became one of the originators of Amorphous Silicon technologies in 1970 and fabricated the first TFT (thin film transistor) as part of his Ph.D thesis. With over 30 years of leading edge scientific accomplishments he has published well over one hundred scientific papers, published a text book now in use at several universities and holds fourteen patents on thin film semiconductor technology as well as advanced vacuum semiconductor deposition systems. In addition to his recognized leadership in the fields of thin film semiconductors and solar cells, he is the founder of two firms, Glasstech Solar Inc. in 1985 and MVSystems, Inc. in 1989. As founder of these firms he has gained over twenty years of international business, marketing and management experience successfully establishing technology sales exceeding $150 million dollars. Leveraging his extensive scientific, business and leadership capabilities he has led teams of scientists/engineers in multi-disciplinary programs providing contract research and development work for a multitude of domestic and international agencies and firms including the National Renewable Energy Laboratory (USA), BP-Solar
(USA), Shell (The Netherlands), Kovio (USA), Zettacore (USA), QinetiQ
(UK), ENEA (Italy) and Pacific Solar (Australia) etc.. Dr Madan received his Ph.D. - Physics from the University of Dundee, Scotland.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2004

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO/President